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                                                                    Exhibit 10.8


                               SAGE NETWORKS, INC.

                     Incentive Stock Option Award Agreement

            Award Agreement, dated as of _____________, 199_ (the "Date of Grant"), between Sage Networks, Inc., a Delaware corporation (the "Company"), and __________________ (the "Optionee"), an employee of the Company. This Award Agreement is pursuant to the terms of the Company's 1998 Stock Option Plan (the "Plan"). The applicable terms of the Plan are incorporated herein by reference, including the definition of terms contained in the Plan.

            Section 1. Stock Option Award. The Company grants to the Optionee, on the terms and conditions hereinafter set forth, an Option with respect to ______ shares of the Company's Common Stock (the "Option Shares"). The Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

            Section 2. Exercise Price. The exercise price per share of the Option shares shall be ______ per share.

            Section 3. Vesting of Stock Option. Subject to Section 6 hereof, the Option Shares shall become vested and exercisable in four equal annual installments based on the passage of time according to the following vesting schedule:

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              Vesting Date                  Number of Shares
              ------------                  ----------------
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

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

Notwithstanding the foregoing, but subject to Section 6 hereof, all Option Shares shall become fully and immediately vested and exercisable (i) to the extent provided under Article IX of the Plan upon a "change in control" of the Company or (ii) at the discretion of the Committee (as defined in Section 2(d) of the Plan) as provided in Article VIII of the Plan, upon the death or disability of the Optionee.

            Section 4. Incentive Stock Option Limitation. Pursuant to Section
7.2 of the Plan and Section 422(d) of the Code, to the extent the aggregate fair market value of stock with respect to which the Option (together with any other incentive stock options of the Company and its subsidiaries) is exercisable for the first time by the Optionee during any calendar year exceeds $100,000, the portion of the Option representing such excess shall not

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be treated as an Incentive Stock Option and shall instead be treated as a
Nonqualified Option under the Plan.

            Section 5. Option Term. Option Shares that become exercisable pursuant to Section 3 hereof may be purchased at any time during the Option Term. For purposes hereof, the "Option Term" shall commence on the Date of Grant and shall expire on the tenth anniversary thereof, unless earlier terminated upon the Optionee's termination from service as an employee as provided in
Section 6 hereof. Upon the expiration of the Option Term, any unexercised Option Shares shall be cancelled and shall be of no further force or effect.

            Section 6. Termination of Service. If Optionee's service as an employee of the Company is terminated for any reason prior to the occurrence of any otherwise applicable vesting date or event provided in Section 3 hereof, the Optionee shall (i) forfeit his interest in any Option Shares that have not yet become vested, which shall be cancelled and be of no further force or effect, and (ii) retain the right to exercise any Option Shares that have previously become vested until the expiration of three months after the effective date of such termination of service or, in the event such termination of service is as a result of disability or death (as provided in Article VIII of the Plan), until the expiration of one year after the date of termination; provided, however, that in the event of termination of service for "cause" (as defined in Section
8.3 of the Plan), the Optionee's right to exercise any unexercised portion of his Option shall immediately terminate and all rights thereunder shall cease.

            Section 7. Procedure for Exercise. The Option may be exercised, in whole or part (for the purchase of whole shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Company at the Company's principal office, which Notice shall: (i) state the number of Option Shares being exercised; (ii) state the method of payment for the Option Shares and tax withholding pursuant to Section 8 hereof; (iii) include any representation of the Optionee required pursuant to Section 9 hereof; (iv) in the event that the Option shall be exercised by any person other than the Optionee pursuant to Section 12 hereof, include appropriate proof of the right of such person to exercise the Option; and (v) comply with such further requirements consistent with the Plan as the Committee may from time to time prescribe.

            Section 8. Payment of Exercise Price and Tax Withholding. Payment of the exercise price for the Option Shares shall be made (i) in cash or by personal or certified check, (ii) by delivery of stock certificates (in negotiable form) representing shares of Common Stock having a Fair Market Value equal to the aggregate exercise price of the Option Shares or (iii) a combination of the methods set forth in the foregoing clauses (i) and (ii). In addition and at the time of exercise, as a condition of delivery of the Option Shares, the Optionee shall remit to the Company all required federal, state and local withholding tax amounts in any manner permitted for the payment of the exercise price as provided above.

            Section 9. Investment Representation. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933


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relating to the Option Shares, the Optionee hereby represents and warrants, and by virtue of such exercise shall be deemed to represent and warrant, to the Company that the Option Shares shall be acquired for investment and not with a view to the distribution thereof, and not with any present intention of distributing the same, and the Optionee shall provide the Company with such further representations and warranties as the Company may require in order to ensure compliance with applicable federal and state securities, blue sky and other laws. No Option Shares shall be purchased upon the exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction, unless the Committee has received evidence satisfactory to it that a prospective Optionee may acquire such shares pursuant to an exemption from registration under the applicable securities laws. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

            Section 10. No Rights as Stockholder or Employee.

            (a) The Optionee shall not have any privileges of a stockholder of the Company with respect to any Option Shares subject to (but not acquired upon valid exercise of) the Option, nor shall the Company have any obligation to issue any dividends or otherwise afford any rights to which shares of Common Stock are entitled with respect to any such Option Shares, until the date of the issuance to the Optionee of a stock certificate evidencing such shares.

            (b) Nothing in this Award Agreement or the Option shall confer upon the Optionee any right to continue as an employee of the Company or to interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

            Section 11. Adjustments. If at any time while the Option is outstanding, the number of outstanding shares of Common Stock is changed by reason of a reorganization, recapitalization, stock split or any of the other events described in Section 5.2 of the Plan, the number and kind of Option Shares and/or the exercise price of such Option Shares shall be adjusted in accordance with the provisions of Section 5.2 of the Plan.

            Section 12. Restriction on Transfer of Option. The Option may not be transferred, pledged, assigned, hypothecated or otherwise disposed of in any way by the Optionee, except by will or by the laws of descent and distribution. In the event an Optionee becomes legally incapacitated, his Option shall be exercisable by his legal guardian, committee or legal representative. If the Optionee dies, the Option shall thereafter be exercisable by the Optionee's executors or administrators. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.


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            Section 13. Notices. Any notice hereunder by the Optionee shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof at the Company's office at ____________________________, or at such other address as the Company may designate by notice to the Optionee. Any notice hereunder by the Company shall be given to the Optionee in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Optionee may have on file with the Company.

            Section 14. Construction. The construction of this Award Agreement is vested in the Committee, and the Committee's construction shall be final and conclusive.

            Section 15. Governing Law. This Award Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

                              SAGE NETWORKS, INC.


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                              OPTIONEE


                              Name: